                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                          Allied Capital Corporation
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ALLIED CAPITAL CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

      The 2003 Annual Meeting of Stockholders of Allied Capital Corporation (the “Company”) will be held at the St. Regis Hotel, 923 Sixteenth Street, NW, Washington, DC on May 13, 2003 at 10:00 a.m. (Eastern Time) for the following purposes:

1. To elect four directors of the Company who will serve for three years, or until their successors are elected and qualified;

2. To ratify the selection of KPMG LLP to serve as independent public accountants for the Company for the year ending December 31, 2003; and

3. To transact such other business as may properly come before the meeting.

      You have the right to receive notice and to vote at the meeting if you were a stockholder of record at the close of business on February 28, 2003. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or register your vote by telephone or through the Internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

[/s/ Suzanne Votaw Sparrow]
Suzanne V. Sparrow
Executive Vice President and
Corporate Secretary

Washington, DC

April 2, 2003

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the Internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

ALLIED CAPITAL CORPORATION

1919 Pennsylvania Avenue, NW
Washington, DC 20006

PROXY STATEMENT

General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Allied Capital Corporation (the “Company” or “Allied Capital”) for use at the Company’s 2003 Annual Meeting of Stockholders (the “Meeting”) to be held on May 13, 2003 at 10:00 a.m. (Eastern Time) at the St. Regis Hotel, 923 Sixteenth Street, NW, Washington, DC and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2002 are first being sent to stockholders on or about April 2, 2003.

      We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or the telephone, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the ratification of KPMG LLP to serve as independent public accountants for the Company for the year ending December 31, 2003.

      If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Automatic Data Processing, Inc., in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

      Stockholders of record may vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or the telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Annual Meeting Admission

      If you plan to attend the Meeting, an admission ticket will be required for admission to the Meeting. Your ticket is attached to your proxy card. If your shares are held in the name of a broker or other nominee and you do not have an admission ticket, please bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares as of the record date, February 28, 2003.

Purpose of Meeting

      At the Meeting, you will be asked to vote on the following proposals:

1. To elect four directors of the Company who will serve for three years, or until their successors are elected and qualified;

2. To ratify the selection of KPMG LLP to serve as independent public accountants for the Company for the year ending December 31, 2003; and

3. To transact such other business as may properly come before the Meeting.

Voting Securities

      You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on February 28, 2003 (the “Record Date”). On February 28, 2003, there were 108,725,158 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

      If a majority of the shares entitled to vote are present at the Meeting, then a quorum has been reached and the Meeting can commence. A share is present for quorum purposes if it is represented in person or by proxy for any purpose at the Meeting. Abstentions and Broker Shares that are voted on any matter at the Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. If a quorum is not present at the Meeting, or if a quorum is present but there are not enough votes to approve any of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

      The Company’s 401(k) plan owns a total of 242,512 shares, representing less than 1% of the Company’s total outstanding shares. Participants in the 401(k) Plan may direct the voting of these shares; however, if a participant does not direct the voting, the co-trustees of the 401(k) Plan, who are executive officers of the Company, will vote the shares on behalf of that participant.

      Each of the four nominees for election as directors who receives a majority of the affirmative votes cast at the Meeting in person or by proxy in the election of directors will be elected as directors. In addition, the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required for the ratification of the appointment of KPMG LLP to serve as the Company’s independent public accountants. Stockholders may not cumulate their votes. Votes that are withheld, abstentions and Broker Shares that are not voted in the election of directors or the ratification of the accountants will not be included in determining the number of votes cast, and will have no effect on these matters.

Information Regarding This Solicitation

      The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The

Company has requested that brokers, nominees, fiduciaries, and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

      In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone, facsimile transmission or telegram by directors, officers or regular employees of the Company (without special compensation therefor). The Company has also retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $7,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

      The following table sets forth, as of February 28, 2003, each shareholder who owned more than 5% of the Company’s outstanding shares of common stock, each current director, each nominee for director, the Chief Executive Officer, the Company’s executive officers, and the executive officers and directors as a group. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
				Equity Securities
	Number of			Beneficially
Name of	Shares Owned		Percentage	Owned by
Beneficial Owner	Beneficially(8)		of Class(1)	Directors(9)

Capital Research and Management Company	7,384,000	(11)	6.79%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447

Interested Directors:

William L. Walton	2,048,362	(2,4,7)	1.86%	over $100,000

George C. Williams, Jr.	443,448	(2,7)	*	over $100,000

Robert E. Long	37,111	(3)	*	over $100,000

Independent Directors:

Brooks H. Browne	68,713	(3)	*	over $100,000

John D. Firestone	56,756	(3,7)	*	over $100,000

Anthony T. Garcia	83,512	(3)	*	over $100,000

Ann Torre Grant	—		—	none

Lawrence I. Hebert	46,800	(3)	*	over $100,000

John I. Leahy	42,318	(3)	*	over $100,000

Alex J. Pollock	1,744	(7)	*	$10,001–$50,000

Guy T. Steuart II	343,180	(3,5)	*	over $100,000

Laura W. van Roijen	55,316	(3,7)	*	over $100,000

	Number of
Name of	Shares Owned		Percentage
Beneficial Owner	Beneficially(8)		of Class(1)

Executive Officers:

Scott S. Binder	483,028	(2,7)	*

Michael J. Grisius	308,912	(2,7)	*

Robert D. Long	13,246	(2,7,10)	*

Penni F. Roll	228,391	(2)	*

Edward H. Ross	—		—

John M. Scheurer	821,575	(2)	*

John D. Shulman	208,579	(2)	*

Scott A. Somer	14,627	(2,7)	*

Suzanne V. Sparrow	157,479	(2)	*

Joan M. Sweeney	947,991	(2)	*

Paul R. Tanen	168,000	(2)	*

Thomas H. Westbrook	496,541	(2,7)	*

G. Cabell Williams III	1,035,650	(2,4)	*

All directors and executive officers as a group (25 in number)	7,781,074	(6)	6.86%

    *    Less than 1%

(1)	Based on a total of 108,725,158 shares of the Company’s common stock issued and outstanding on February 28, 2003, and 4,748,119 shares of the Company’s common stock issuable upon the exercise of immediately exercisable stock options held by individual executive officers and non-officer directors.

(2)	Share ownership for the following directors and executive officers includes:

		Options
		Exercisable
		Within 60 Days	Allocated
	Owned	of February 28,	to 401(k)
	Directly	2003	Plan

Interested Directors:

William L. Walton	444,797	1,361,053	3,633

George C. Williams, Jr.	287,052	156,396	—

Executive Officers:

Scott S. Binder	77,709	403,774	1,545

Michael J. Grisius	52,129	241,839	14,944

Robert D. Long	12,900	—	346

Penni F. Roll	83,096	138,560	6,735

John M. Scheurer	279,936	511,390	30,249

John D. Shulman	4,799	203,780	—

Scott A. Somer	742	13,312	573

Suzanne V. Sparrow	78,881	57,917	20,681

Joan M. Sweeney	298,966	636,405	12,620

Paul R. Tanen	5,161	162,839	—

Thomas H. Westbrook	190,541	306,000	—

G. Cabell Williams III	438,284	354,854	90,047

(3)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 25,000 shares.

(4)	Includes 242,512 shares held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees. Messrs. Walton and Williams III disclaim beneficial ownership of such shares.

(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart II serves as an executive officer.

(6)	Includes a total of 4,748,119 shares underlying stock options exercisable within 60 days of February 28, 2003, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 242,512 shares held by the 401(k) Plan.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Williams Jr. — 20,798 shares; Firestone — 2,745 shares; R.D. Long — 11,500 shares; Pollock — 725 shares; van Roijen — 4,860 shares; Binder — 273 shares; Grisius — 885 shares; Somer — 257 shares; Westbrook — 16,365 shares.

(8)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(9)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934.

(10)	Includes 1,400 shares held by a trust for the benefit of Mr. Long’s children.

(11)	Information regarding share ownership was obtained from the Schedule 13G that Capital Research and Management Company filed with the SEC on February 13, 2003.

ELECTION OF DIRECTORS

      Pursuant to the Company’s bylaws, the number of directors is set at twelve unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The Class II directors, Messrs. Leahy, Pollock, and Steuart and Ms. Grant, have been nominated for election for a three-year term expiring in 2006. Messrs. Leahy and Steuart are currently Class II directors who have been re-nominated for an additional three-year term. Mr. Pollock and Ms. Grant were recently appointed to fill two Class II open directorships. Mr. Warren K. Montouri retired from the Board on December 31, 2002. Mr. T. Murray Toomey passed away on January 19, 2003. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Directors

      Certain information, as of February 28, 2003, with respect to each of the four nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company or any of its predecessor companies.

      The Board of Directors of each consolidated subsidiary will be composed of all of the Company’s directors. The business address of each nominee and director listed below is 1919 Pennsylvania Avenue, NW, Washington, DC 20006.

Nominees for Class II Directors – Term Expiring 2006

All four Class II directors are independent directors for purposes of the Investment Company Act of 1940.

Ann Torre Grant

Age 45. Ms. Grant is a strategic and financial consultant. From 1995 to 1997, Ms. Grant served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Grant was Vice President and Treasurer of US Airways. She serves on the boards of Franklin Mutual Series and SLM Corporation (Sallie Mae). She has served as a director of the Company since March 2003.

John I. Leahy

Age 72. Mr. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of B & L Sales, Inc. and is the Chairman of Gallagher Fluid Seals, Inc. Mr. Leahy is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland. He has served as a director of the Company or one of its predecessors since 1994.

Alex J. Pollock

Age 60. Mr. Pollock has been President and Chief Executive Officer of the Federal Home Loan Bank of Chicago since 1991. He also serves as a director of the Great Lakes Higher Education Corporation and the Great Books Foundation. Mr. Pollock is Past President of the International Union for Housing Finance and the Bankers Club of Chicago. He has served as a director of the Company since March 2003.

Guy T. Steuart II

Age 71. Mr. Steuart has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University. He has served as a director of the Company or one of its predecessors since 1984.

Class I Directors – Term Expiring 2005

All four Class I directors are independent directors for purposes of the Investment Company Act of 1940.

John D. Firestone

Age 59. Mr. Firestone has been a partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, and served as a director of Bryn Mawr Bank Corporation from 1998 to 2001. Mr. Firestone is currently a member of the board of several non-profit organizations. He has served as a director of the Company or one of its predecessors since 1993.

Anthony T. Garcia

Age 46. Mr. Garcia has been Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, since January 2002. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996. He has served as a director of the Company or one of its predecessors since 1991.

Lawrence I. Hebert

Age 56. Mr. Hebert has been a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001, and has served as a director of Riggs National Corporation since 1988. Mr. Hebert also serves as a director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and ALLNEWSCO, Inc.). Mr. Hebert is a director of ALLNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), a Trustee of The Allbritton Foundation, and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998), and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company. He has served as director of the Company or one of its predecessors since 1989. Riggs Bank N.A. has a $60 million commitment under the Company’s revolving line of credit.

Laura W. van Roijen

Age 51. Ms. van Roijen has been a private investor since 1992. She has served as a director of the Company or one of its predecessors since 1992.

Class III Directors – Term Expiring 2004

Messrs. Walton, Williams and Long are interested persons, as defined in the Investment Company Act of 1940, in the case of Messrs. Walton and Williams due to their positions as officers of the Company and in the case of Mr. Long as the father of an executive officer of the Company. Mr. Browne is an independent director.

William L. Walton

Age 53. Mr. Walton has been the Chairman, Chief Executive Officer, and President of the Company since 1997. He has served on Allied Capital’s Board of Directors since 1986, and was named Chairman and CEO in February 1997. Mr. Walton previously served as Managing Director of New York-based Butler Capital Corporation, a mezzanine buyout firm, and was the personal venture capital advisor for William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brothers Kuhn Loeb’s Investment Banking Group. Mr. Walton also founded and managed two start-up businesses, Success Lab, Inc. and Language Odyssey, in the emerging education industry (1992-1996). Mr. Walton is a director of Riggs National Corporation, The Hillman Companies, Inc., and the National Venture Capital Association. He has served as director of the Company or one of its predecessors since 1986.

George C. Williams, Jr.

Age 76. Mr. Williams is Chairman Emeritus of the Company. He was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity, and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity’s inception until 1991. He has served as a director of the Company and its predecessors since the later of 1964 or each entity’s inception. Mr. Williams is the father of G. Cabell Williams III, an executive officer of the Company.

Brooks H. Browne

Age 53. Mr. Browne is a private investor. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002. He is a director of SEAF and Solar Development Capital, Ltd. He has served as a director of the Company or one of its predecessors since 1990.

Robert E. Long

Age 71. Mr. Long has been the Chief Executive Officer and a director of Goodwyn, Long & Black Investment Management, Inc. since 1997 and has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., Advanced Solutions International, Inc., and Graphic Computer Solutions, Inc. He has served as a director of the Company or one of its predecessors since 1972. Mr. Long is the father of Robert D. Long, an executive officer of the Company.

Meetings of the Board of Directors and Committees

      The Board of Directors of the Company has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. During 2002, the Board of Directors of the Company held 13 board meetings and 52 committee meetings. All directors attended at least 75% of the aggregate number of meetings of the respective boards and of the respective committees on which they served, with the exception of Messrs. Browne and Steuart, who attended 73% and 67%, respectively, of the aggregate number of meetings each was required to attend. Mr. Browne, who serves as Chairman of the Audit Committee, attended 100% of the Audit Committee meetings.

      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the Securities and Exchange Commission (the “Commission”) or the Company’s charter or bylaws. The Executive Committee also reviews and approves all investments of $10 million or more. The Executive Committee met 32 times during 2002. The 2003 Executive Committee currently consists of Messrs. Walton, Firestone, Hebert, Leahy, Long, Steuart and Williams.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is attached as Exhibit A. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of independent public accountants for the

Company, reviewing with such independent public accountants the planning, scope, and results of their audit of the Company’s financial statements and the fees for services performed, reviewing with the independent public accountants the adequacy of internal control systems, reviewing the Company’s annual financial statements, and receiving the Company’s audit reports and financial statements. The Audit Committee met 13 times during 2002. The 2003 Audit Committee currently consists of Messrs. Browne and Garcia and Mmes. Grant and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange.

      The Compensation Committee determines the compensation for the Company’s executive officers and the amount of salary and bonus to be included in the compensation package for each of the Company’s officers and employees. In addition, the Compensation Committee approves stock option grants for the Company’s officers under the Company’s Stock Option Plan. The Compensation Committee met six times during 2002. The 2003 Compensation Committee currently consists of Messrs. Leahy, Browne, and Garcia.

      The Nominating/Corporate Governance Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to the Company’s corporate governance policies. The Nominating/ Corporate Governance Committee met once during 2002. The 2003 Nominating/ Corporate Governance Committee currently consists of Messrs. Hebert, Browne, and Pollock and Ms. van Roijen.

Information about Executive Officers

      The following information, as of February 28, 2003, pertains to the Company’s executive officers who are not directors of the Company.

Joan M. Sweeney

Age 43. Ms. Sweeney, Chief Operating Officer, has been employed by the Company since 1993. Ms. Sweeney oversees the Company’s daily operations. Prior to joining the Company, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the SEC Division of Enforcement.

Penni F. Roll

Age 37. Ms. Roll, Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for the Company’s financial operations. Prior to joining the Company, Ms. Roll was employed by KPMG LLP.

Scott S. Binder

Age 48. Mr. Binder, Managing Director, has been employed by the Company in the private finance investment group since 1997 and was a consultant to the Company from 1991 until 1997. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group. He has also worked in the specialty finance and leasing industry.

Michael J. Grisius

Age 39. Mr. Grisius, Managing Director, has been employed by the Company since 1992. Prior to joining the Company, Mr. Grisius worked in corporate finance at Chemical Bank and was employed by KPMG LLP.

Robert D. Long

Age 46. Mr. Long, Managing Director, joined the Company in its private finance investment group in 2002. Prior to joining the Company, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International, from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.

Edward H. Ross

Age 37. Mr. Ross, Managing Director, joined the Company in its private finance investment group in 2002. Prior to joining the Company, Mr. Ross co-founded and served as a Managing Director of Leveraged Capital at Wachovia Securities (previously First Union Securities) from 1998 to 2002, a merchant banking arm for the firm. He also held management positions in First Union’s Leveraged Finance Group from 1994 to 1998.

John M. Scheurer

Age 50. Mr. Scheurer, Managing Director, has been employed by the Company in the commercial real estate investment group since 1991. Prior to joining the Company, Mr. Scheurer worked with Capital Recovery Advisors, Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter Associates, a leasing and consulting real estate firm in the Washington, DC area.

John D. Shulman

Age 40. Mr. Shulman, Managing Director, has been employed by the Company in the private finance investment group since 2001. Prior to joining the Company, Mr. Shulman served as the President and CEO of Onyx International, LLC from 1995 to 2001. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.

Paul R. Tanen

Age 36. Mr. Tanen, Managing Director, has been employed by the Company in the private finance investment group since 2000. Prior to joining the Company, Mr. Tanen served as a Managing Director at Ridgefield Partners from 1998 to 2000, and was a founding member of the private equity group at Charter Oak Partners from 1992 to 1998.

Thomas H. Westbrook

Age 39. Mr. Westbrook, Managing Director, has been employed by the Company in the private finance investment group since 1991. Prior to joining the Company, Mr. Westbrook worked with the North Carolina Enterprise Fund and was a lending officer in NationsBank’s corporate lending unit.

G. Cabell Williams III

Age 48. Mr. Williams, Managing Director, has been employed by the Company in the private finance investment group since 1981. Mr. Williams has served in many capacities during his tenure with the Company.

Scott A. Somer

Age 34. Mr. Somer, Director of Financial Operations, has been employed by the Company since 1998. Mr. Somer is responsible for managing the Company’s accounting and loan servicing activities. Prior to joining the Company, Mr. Somer was employed by KPMG LLP.

Suzanne V. Sparrow

Age 37. Ms. Sparrow, Executive Vice President and Corporate Secretary, has been employed by the Company since 1987. Ms. Sparrow manages the Company’s investor relations activities.

Compensation of Directors and Certain Executive Officers

      The following table sets forth compensation that the Company paid during the year ended December 31, 2002 to all the directors and the three highest paid executive officers of the Company (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as	Directors
	Compensation	Underlying	Part of	Fees by the
	from the	Options/	Company	Company
Name	Company (1,2)	SARs (4)	Expenses (2)	(5)

Interested Directors:

William L. Walton, Chairman and CEO	$2,617,819	612,200	—	$—

George C. Williams, Jr., Director and Chairman Emeritus (3)	170,000	5,000	—	26,000

Robert E. Long, Director	31,000	5,000	—	31,000

Independent Directors:

Brooks H. Browne, Director	44,000	5,000	—	44,000

John D. Firestone, Director	19,000	5,000	—	19,000

Anthony T. Garcia, Director	23,000	5,000	—	23,000

Lawrence I. Hebert, Director	25,000	5,000	—	25,000

John I. Leahy, Director	37,000	5,000	—	37,000

Guy T. Steuart II, Director	25,000	5,000	—	25,000

Laura W. van Roijen, Director	22,000	5,000	—	22,000

Executive Officers:

Joan M. Sweeney, Chief Operating Officer	1,827,615	462,281	—	—

Thomas H. Westbrook, Managing Director	1,588,942	425,625	—	—

(1)	There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.

(2)	The following table provides detail as to aggregate compensation paid during 2002 as to the three highest paid executive officers of the Company:

		Bonus
		and	Other
	Salary	Awards	Benefits

Mr. Walton	$519,231	$2,025,000	$73,588

Ms. Sweeney	360,000	1,425,000	42,615

Mr. Westbrook	256,308	1,305,000	27,634

Included for each executive officer in “Bonus and Awards” is an annual bonus and retention award. Included for each executive officer in “Other Benefits” is an employer contribution to the 401(k) Plan, life insurance premiums, disability insurance, and a contribution to the Deferred Compensation Plan. See also “Employment Agreements”.

(3)	In addition to director’s fees, Mr. Williams received $144,000 in consulting fees.

(4)	See “Stock Option Awards” for terms of options granted in 2002. The Company does not maintain a restricted stock plan or a long-term incentive plan.

(5)	Consists only of directors’ fees paid by the Company during 2002. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

      During 2002, each director received a $10,000 annual retainer in lieu of per meeting fees; directors who served on the Executive Committee received a $25,000 annual retainer in lieu of per meeting fees. Members of each committee other than the Executive Committee received $1,000 for each committee meeting attended during the year. In addition, the chairpersons of the Audit and Compensation Committees each received a $3,000 annual retainer for their additional services in these capacities. The Company’s Chairman and CEO, William L. Walton, did not receive directors’ fees.

      For 2003, each non-officer director will receive an annual retainer of $40,000. In addition, committee chairs will receive an annual retainer of $5,000. For each meeting attended during 2003, Executive Committee members will receive $1,000 per meeting; Audit Committee members will receive $2,500 per meeting; and members of the Compensation and Nominating/Corporate Governance Committees will receive $1,500 per meeting.

      Non-officer directors are eligible for stock option awards under the Company’s Stock Option Plan pursuant to an exemptive order from the SEC. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of shareholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2002 to Compensated Persons under the Company’s Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. See “Stock Option Plan.”

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Options Granted During 2002

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(3)
	Options	Granted	Price Per	Expiration
Name	Granted(1)	In 2002(2)	Share	Date	5%	10%

Interested Directors:

William L. Walton	612,200	9.94%	$21.52	12/13/12	$8,285,400	$20,996,830

George C. Williams, Jr.	5,000	0.08%	21.52	12/13/12	67,669	171,487

Robert E. Long	5,000	0.08%	25.97	5/7/12	81,662	206,947

Independent Directors:

Brooks H. Browne	5,000	0.08%	25.97	5/7/12	81,662	206,947

John D. Firestone	5,000	0.08%	25.97	5/7/12	81,662	206,947

Anthony T. Garcia	5,000	0.08%	25.97	5/7/12	81,662	206,947

Lawrence I. Hebert	5,000	0.08%	25.97	5/7/12	81,662	206,947

John I. Leahy	5,000	0.08%	25.97	5/7/12	81,662	206,947

Guy T. Steuart II	5,000	0.08%	25.97	5/7/12	81,662	206,947

Laura W. van Roijen	5,000	0.08%	25.97	5/7/12	81,662	206,947

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(3)
	Options	Granted	Price Per	Expiration
Name	Granted(1)	In 2002(2)	Share	Date	5%	10%

Executive Officers:

Joan M. Sweeney	462,281	7.50%	21.52	12/13/12	6,256,424	15,855,008

Thomas H. Westbrook	425,625	6.91%	21.52	12/13/12	5,760,329	14,597,804

(1)	Options granted to officers in 2002 generally vest in three equal installments beginning on June 30, 2003, with full vesting occurring on June 30, 2005 or upon a change of control of the Company. Options granted to non-officer directors vest immediately.

(2)	In 2002, the Company granted options to purchase a total of 6,161,763 shares.

(3)	Potential realizable value is calculated on 2002 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2002 and the values of those unexercised options at December 31, 2002.

      The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options as of 12/31/02		as of 12/31/02(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:

William L. Walton	16,782	$154,478	1,251,189	1,188,912	$3,256,557	$1,725,198

George C. Williams, Jr.	—	—	156,396	19,999	98,896	11,339

Robert E. Long	—	—	25,000	—	21,650	—

Independent Directors:

Brooks H. Browne	—	—	25,000	—	21,650	—

John D. Firestone	—	—	25,000	—	21,650	—

Anthony T. Garcia	—	—	25,000	—	21,650	—

Lawrence I. Hebert	—	—	25,000	—	21,650	—

John I. Leahy	—	—	25,000	—	21,650	—

Guy T. Steuart II	—	—	25,000	—	21,650	—

Laura W. van Roijen	—	—	25,000	—	21,650	—

Executive Officers:

Joan M. Sweeney	20,569	157,047	583,193	745,027	1,428,798	802,588

Thomas H. Westbrook	—	—	295,677	599,234	1,067,700	670,945

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated as the closing market price on December 31, 2002 ($21.83), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2002.

Stock Option Plan

      The Company’s Stock Option Plan is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in the Company’s performance. The Stock Option Plan was most recently approved by stockholders on May 7, 2002.

      The Compensation Committee’s principal objective in awarding stock options to the eligible officers of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders.

      Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value and will have value only if the Company’s stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with the Company and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

      On September 8, 1999, the Company received approval from the Commission to grant options under the Stock Option Plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New directors will receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.

      The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

401(k) Plan

      The Company maintains a 401(k) plan (the “401(k) Plan”). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $12,000 annually for the 2003 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 during the 2003 plan year will be eligible to defer an additional $2,000 during 2003. The 401(k) Plan allows eligible participants to invest in shares of the Company’s common stock among other investment options. In addition, the Company expects to contribute to each participant, up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $200,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $200,000 is made to the Deferred Compensation Plan. On February 28, 2003, the 401(k) Plan held less than 1% of the outstanding shares of the Company. See “Voting Securities.”

Deferred Compensation Plan

      The Company maintains a deferred compensation plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan is an unfunded plan, as defined by the Internal Revenue Code of 1986, as amended (the “Code”), that provides for the deferral of compensation by employees and consultants of the Company. Any employee or consultant of the Company is eligible to participate in the Plan at such time and for such period as designated by the Board of Directors. The Deferred Compensation Plan is administered through a trust, and the Company funds this plan through cash contributions.

Employment Agreements

      The Company has entered into employment agreements with six senior executives of the Company, including William L. Walton, the Company’s Chairman and CEO, Joan M. Sweeney, Chief Operating Officer, and Thomas H. Westbrook, Managing Director. Each of the agreements provides for a three-year term, expiring on June 15, 2003, with annual renewals thereafter, and specifies each executive’s compensation during the term of the agreement, in accordance with the achievement of certain performance standards.

      The Board of Directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Board of Directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Board in its sole discretion. Under each agreement, each executive also is entitled to participate in the Company’s Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award vests and is payable in six installments on June 30th and December 31st of each year from 2001 through 2003. For 2003, Mr. Walton will be eligible for a long-term cash retention award of $1,125,000; Ms. Sweeney will be eligible for $850,000; Mr. Westbrook will be eligible for $1,105,000.

      Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from the Company in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed

36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Westbrook. Severance pay shall include the continuation of the employee’s base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

      If, within 12 months after a change of control (as defined in the employment agreements) termination of employment occurs either by the executive officer or the Company, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Westbrook, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of the agreement, the Company would also provide compensation to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Internal Revenue Code.

      Certain other executive officers have employment agreements that carry terms substantially similar to those of Mr. Westbrook’s agreement, as described herein.

Certain Relationships and Related Party Transactions

      The following table sets forth certain information, as of February 28, 2003, regarding indebtedness to the Company in excess of $60,000 of any person serving as a director or executive officer of the Company and of any nominee for election as a director at any time since January 1, 2002. All of such indebtedness results from loans made by the Company to enable the exercise of stock options. The loans are required to be fully collateralized as full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan.

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide loans to employees in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to, or materially modifying existing loans with, its executive officers in the future.

	Highest Amount		Amount
	Outstanding	Range of	Outstanding at
Name and Position with Company	During 2002	Interest Rates	February 28, 2003

Interested Directors(1):

William L. Walton, Chairman and CEO	$2,997,228	4.45% – 6.24%	$2,997,228

George C. Williams, Jr., Director, Chairman Emeritus	1,850,386	5.89% – 6.24%	1,850,386

Executive Officers:

Joan M. Sweeney, Chief Operating Officer	2,231,157	4.45% – 6.63%	2,231,157

Penni F. Roll, Chief Financial Officer	1,273,924	4.45% – 6.24%	1,273,924

Scott S. Binder, Managing Director	979,492	4.66% – 5.89%	703,869

Michael J. Grisius, Managing Director	277,837	3.91% – 4.68%	266,988

John M. Scheurer, Managing Director	2,537,259	4.73% – 6.63%	2,345,719

John D. Shulman, Managing Director	99,991	2.85% – 2.85%	99,991

Paul R. Tanen, Managing Director	99,994	3.91% – 3.91%	99,994

Thomas H. Westbrook, Managing Director	2,405,138	4.98% – 6.24%	1,516,681

G. Cabell Williams III, Managing Director	3,887,054	4.77% – 6.24%	3,543,410

Suzanne V. Sparrow, Executive Vice President and Secretary	923,112	4.45% – 6.18%	753,506

(1)	Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the Company believes that during 2002 all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except with respect to a late Form 4 filed for one transaction by each of Messrs. Walton and R.E. Long and Mmes. Sweeney, Roll, and Sparrow.

Audit Committee Report

      As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent accountants all of the Company’s financial statements filed with the Commission for each quarter during 2002 and as of and for the year ended December 31, 2002. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Audit Committee received and reviewed the written disclosures from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants’ independence. The Committee has reviewed the audit fees of the independent accountants. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent accountants from performing services that might impair their independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements as of and for the year ended December 31, 2002, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Commission. The Audit Committee also recommends the selection of KPMG LLP to serve as independent accountants for the year ending December 31, 2003.

2002 Audit Committee

Brooks H. Browne, Chairman
Anthony T. Garcia, Member
John I. Leahy, Member
Laura W. van Roijen, Member

Fees Paid to KPMG LLP for 2002

      Audit Services. The aggregate fees billed for audit services rendered by KPMG LLP for 2002 for the audit of the Company’s annual financial statements for 2002 and for the review of the financial statements included in the Company’s Forms 10-Q for 2002 and for issuing letters of awareness with respect to equity offerings were $538,760.

      Audit Related Services. The aggregate fees billed for audit related services rendered by KPMG LLP for 2002 were $129,245. Audit related services included performing stand alone audits, accounting research and consultations, and issuing debt compliance letters.

      Tax Services. The aggregate fees billed for tax services rendered by KPMG LLP for 2002 were $110,830.

      Other Services. KPMG LLP did not perform other services for the Company during 2002.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee and the disinterested members of the Board of Directors have selected KPMG LLP as independent public accountants for the Company for the year ending December 31, 2003. If the stockholders ratify the selection of KPMG LLP as the Company’s accountants, KPMG LLP also will be the independent public accountants for the consolidated subsidiaries of the Company.

      KPMG LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

      It is expected that a representative of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

      On March 29, 2002, we selected KPMG LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2002. The Company dismissed Arthur Andersen LLP as its independent accountants effective upon completion of the December 31, 2001 audit. The decision to change accountants was approved by the Company’s Audit Committee and Board of Directors and was ratified by the Company’s stockholders on May 7, 2002.

      In connection with the audits for the 2001 and 2000 fiscal years and through April 3, 2002, (1) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The reports of Arthur Andersen LLP on the Company’s financial statements for fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the emphasis of the matter related to the inherent uncertainty of determining the value of investments whose values have been determined by the Company’s Board of Directors in good faith in the absence of readily ascertainable market values.

      The Company had not consulted with KPMG LLP during 2001 or 2000 or the period from January 1, 2002 through March 29, 2002, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion KPMG LLP might issue on the Company’s financial statements.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of KPMG LLP as the independent public accountants of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

OTHER BUSINESS

      The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

2004 ANNUAL MEETING OF STOCKHOLDERS

      The Company expects that the 2004 Annual Meeting of Stockholders will be held in May 2004, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Washington, DC, and the Company must receive the proposal no later than December 3, 2003, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

      Rule 14a-4 of the Commission’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. The Company’s bylaws do not contain such an advance notice provision. Accordingly, for the Company’s 2004 Annual Meeting of Stockholders, stockholders must submit written notice to the Secretary on or before February 17, 2004.

RECOMMENDATIONS TO NOMINATING/CORPORATE GOVERNANCE

COMMITTEE OF DIRECTOR CANDIDATES

      Stockholders who wish to recommend individuals for consideration by the Nominating/Corporate Governance Committee may do so by submitting a written recommendation to the Secretary of the Company, 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Submissions must include sufficient biographical information concerning the recommended individual, including age, employment and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent by the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Recommendations received by December 31, 2003, will be considered for nomination at the 2004 Annual Meeting of Stockholders. Recommendations received after December 31, 2003, will be considered for nomination at the 2005 Annual Meeting of Stockholders.

Exhibit A

CHARTER OF THE AUDIT COMMITTEE

(Adopted by the Board of Directors on May 30, 2000,
as amended on February 1, 2001 and March 11, 2003)

      The Board of Directors (“Board”) of Allied Capital Corporation (“Company”) has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee (“Committee”).

I. PURPOSE

      The primary function of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities, except those that are specifically related to the responsibilities of another committee of the Board, by overseeing and monitoring:

1.	The quality and objectivity of financial reports and other financial information provided by the Company to any governmental body or the public and the independent audit thereof.

2.	The Company’s system of internal controls regarding finance, accounting and regulatory compliance.

3.	The material aspects of the Company’s accounting and financial reporting process generally.

4.	The independence and performance of the Company’s independent accountants.

5.	The compliance by the Company with legal and regulatory requirements.

      The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II. SCOPE

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The responsibility to plan and conduct audits is that of the Company’s independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board of Directors of the Company and its Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s codes of ethics. The primary responsibility for these matters also rests with the Company’s management.

      In order to fulfill its oversight responsibility to shareholders and the investment community, the Committee must be capable of conducting free and open discussions with management, independent accountants, employees and others regarding the quality of the financial statements and the system of internal controls.

III. RESPONSIBILITIES AND DUTIES

A. General Responsibilities

      To carry out its purposes, the responsibilities of the Committee shall be as follows:

1.	Maintain open communications with the independent accountants, executive management and the Board.

2.	Review the financial results presented in all reports filed with the Securities and Exchange Commission (“SEC”).

3.	Review all reports issued by regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements, operations, compliance policies and programs.

4.	Review and reassess the adequacy of the Committee’s Charter at least annually and recommend any changes to the full Board of Directors.

5.	Take any other actions required of the Committee by law, applicable regulations, or as requested by the Board.

      In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

B. Responsibilities Regarding the Engagement of the Independent Accountants

1.	The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Committee.

2.	Ensure the independence of the independent accountants by:

a.	Having the independent accountants deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants.

b.	Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

c.	Ensuring the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

d.	Overseeing compliance with the guidelines relating to the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

C.	Responsibilities for Reviewing the Annual External Audit and the Financial Statements

      The Committee will:

1.	Request the independent accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

2.	Review with management significant risks and exposures identified by management and management’s steps to minimize them.

3.	Review the scope of the external audit with the independent accountants.

4.	Review with management and the independent accountants, as appropriate:

a.	The Company’s internal controls, including computerized information system controls and security.

b.	The Company’s significant accounting policies.

c.	The audited annual financial results and the Company’s quarterly financial statements before they are made public.

d.	All alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

e.	Material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

5.	After the completion of the annual audit examination, or as needed throughout the year, discuss with management and the independent accountants:

a.	The Company’s annual financial statements and related footnotes, including any adjustments to such statements recommended by the independent accountants.

b.	Any significant findings and recommendations made by the independent accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with management’s responses thereto.

c.	The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

d.	Any significant difficulties or disputes with management encountered during the course of the audit.

e.	Any other matters about the audit procedures or findings that Generally Accepted Auditing Standards (“GAAS”) require the auditors to discuss with the Committee.

f.	The form of opinion the independent accountants propose to render to the Board and the Committee and shareholders.

6.	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

7.	Recommend to the Board of Directors whether to include the audited financial statements in the Company’s Form 10-K.

8.	Issue for public disclosure by the Company the report required by the rules of the SEC.

D.	Compliance Oversight Responsibilities

1.	Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

2.	Administer the procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV.	COMMITTEE MEMBERSHIP

      The Committee shall be comprised of three or more directors as determined by the Board, each of whom:

1.	Shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

2.	Shall be or shall become (within a reasonable period of time after his or her appointment) “financially literate,” as such qualification is interpreted by the Board.

3.	Shall have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      The members of the Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Company’s securities are traded or quoted (i.e., the New York Stock Exchange), Section 10A(m)(3) of the Exchange Act and the rules of the SEC. In addition, at least one member of the Committee shall have accounting or related financial management experience.

      The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

V. MEETINGS

      The Committee shall meet at least four times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the independent accountants at their request to discuss any matters. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                       ANNUAL MEETING OF STOCKHOLDERS of

                           ALLIED CAPITAL CORPORATION

                                 May 13, 2003
                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit
Control Number which is located below and then follow the simple instruction the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the
postage-paid envelope we have provided or return it to Allied Capital
Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                                             ----------------------------
  YOUR CONTROL NUMBER IS  [ARROW GRAPHIC]
                                             ----------------------------

--------------------------------------------------------------------------------
                           ALLIED CAPITAL CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints WILLIAM L. WALTON, PENNI F. ROLL and SUZANNE
V. SPARROW, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual
Meeting of Stockholders of the Company to be held at the St. Regis Hotel, 923
16th Street, NW, Washington, DC on May 13, 2003 at 10:00 A.M. [Eastern] and at
all  adjournments thereof, as indicated on this proxy.

PLEASE MARK, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. THE
UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS
PROXY OF A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

                          (CONTINUED ON REVERSE SIDE)

=================================================================================

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           ALLIED CAPITAL CORPORATION

                                 MAY 13, 2003

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
================================================================================
ALLIED CAPITAL CORPORATION

1. The election of the following four persons (except as
   marked to the contrary) as Class II Directors who will
   serve as directors of Allied Capital Corporation until  FOR WITHHOLD FOR ALL
   2006, or until their successors are elected and         ALL   ALL    EXCEPT
   qualified.
                                                           [ ]   [ ]     [ ]
   NOMINEES: CLASS II DIRECTORS
             01) Ann Torre Grant
             02) John I. Leahy
             03) Alex J. Pollock
             04) Guy T. Steuart II

To withhold authority to vote, mark "For
All Except" and write the nominee's
number on the line below.

----------------------------------------
VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

2. The ratification of the selection of KPMG LLP as
   independent public accountants for Allied Capital    [ ]      [ ]        [ ]
   Corporation for the year ending December 31, 2003.

3. To transact such other business as may properly come before the Meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND FOR THE PROPOSALS
LISTED. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

IMPORTANT: Please sign your name(s) exactly as shown hereon
and date your proxy in the blank provided. For joint
accounts, each joint owner should sign. When signing as
attorney, executor, administrator, trustee or guardian,
please give your full title as such. If the signer is a
corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

[                                 ][                 ]
 ---------------------------------  -----------------
 SIGNATURE [PLEASE SIGN WITHIN BOX]       DATE

[                                 ][                 ]
 ---------------------------------  -----------------
      SIGNATURE (JOINT OWNERS)            DATE
================================================================================

                         ALLIED CAPITAL CORPORATION
                       ANNUAL MEETING OF STOCKHOLDERS

                             ADMISSION TICKET

                               May 13, 2003
                                10:00 a.m.
                              St. Regis Hotel
                          923 Sixteenth Street, NW
                              Washington, DC

If you plan to attend the Annual Meeting of Stockholders on May 13th, please detach this card and bring it with you for presentation at the meeting. Please be sure to bring this ticket with you, as you will need it to gain access to the meeting.

The doors will open at 9:15 a.m.; a continental breakfast buffet will be served.